UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2023 (November 21, 2023)

Lipella Pharmaceuticals Inc.

(Exact name of registrant as specified in its charter)

Delaware	005-93847	20-2388040
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7800 Susquehanna St., Suite 505 Pittsburgh, PA	15208
(Address of registrant’s principal executive office)	(Zip code)

Registrant’s telephone number, including area code: (412) 901-0315

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	LIPO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On November 21, 2023, the Company held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”). Set forth below are the three proposals that were voted on at the Annual Meeting and the stockholder votes on each such proposal, as certified by the inspector of elections for the Annual Meeting. These proposals are described in further detail in the Definitive Proxy Statement filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on October 10, 2023 (the “Proxy Statement”).

As of the close of business on September 27, 2023, the record date for the Annual Meeting, 5,803,956 shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”), were issued, outstanding and entitled to vote. Holders of shares of Common Stock were entitled to one vote per share for each share of Common Stock held by them. Stockholders holding an aggregate of 2,443,789 votes were present at the Annual Meeting, virtually or represented by proxy, which number constituted a quorum.

Proposal 1 – The seven (7) director nominees named in the Proxy Statement were elected by a plurality of the votes cast by holders of the shares present and entitled to vote at the Annual Meeting to serve as the Company’s directors until the Company’s 2024 Annual Meeting of Stockholders and until each of their respective successors are elected and qualified or until each of their earlier resignation or removal. The final voting results with respect to the election of each such nominee were as follows:

Nominee	For	Withheld	Broker Non-Votes
Jonathan Kaufman	2,237,280	21,582	184,927
Michael Chancellor	2,232,180	26,682	184,927
Lori Birder	2,234,742	24,120	184,927
Daniel Cohen	2,234,742	24,120	184,927
Byong (Christopher) Kim	2,220,122	38,740	184,927
Ryan Pruchnic	2,234,842	24,020	184,927
Naoki Yoshimura	2,222,722	36,140	184,927

Proposal 2 – The Company’s amendment of its 2020 Stock Incentive Plan to increase the number of shares of Common Stock authorized for issuance thereunder by 1,000,000 shares, from 1,400,000 shares to 2,400,000 shares, was approved by the affirmative vote of a majority of the shares cast and entitled to vote on the matter. The final voting results were as follows:

For	Against	Abstain	Broker Non-Votes
1,568,032	670,168	20,662	184,927

Proposal 3 – The appointment of Urish Popeck & Co., LLC as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2023, was ratified by the affirmative vote of a majority of the shares cast and entitled to vote on the matter. The final voting results were as follows:

For	Against	Abstain
2,416,896	175	26,718

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 22, 2023	Lipella Pharmaceuticals Inc.

	By:	/s/ Jonathan Kaufman
Name: Jonathan Kaufman Title: Chief Executive Officer